UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 13, 2013
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition.
In April 2013, the Board of Directors authorized management to pursue the sale of our FMC Peroxygens segment. In July 2013 our FMC Peroxygens segment was classified as a discontinued operation.
Attached as Exhibit 99.1 is a schedule presenting recasted Adjusted Earnings from Continuing Operations for the first, second and third quarters of 2013 and the four quarters and twelve months of 2012 recasted to present our FMC Peroxygens segment as a discontinued operation retrospectively for all periods.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1     Schedule of Recasted Adjusted Earnings

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ PAUL W. GRAVES
Paul W. Graves Executive Vice President and Chief Financial Officer
Date: December 13, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Schedule of Recasted Adjusted Earnings